1933 Act File No. 33-07404
                                                      1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
                                                                  ---

    Pre-Effective Amendment No.         ....................

    Post-Effective Amendment No. 56 ........................        X
                                 ---                              ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

    Amendment No.   56  ....................................        X
                  ------                                          ---

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

Copies to:

Jay S. Neuman, Esquire                          Burton M. Leibert, Esq.
Federated Investors Tower                       Willkie Farr & Gallagher
Pittsburgh, Pennsylvania 15222-3779             787 Seventh Avenue
(Name and Address of Agent for Service)         New York, New York 10019

It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on ____ pursuant to paragraph (a)(1) [X] 75 days after filing pursuant to paragraph
(a)(2) [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.






                                [GRAPHIC OMITTED]







                               BT INVESTMENT FUNDS






                       INFORMATION ABOUT INVESTING IN THE
                           BT QUANTITATIVE EQUITY FUND


      With the goal of achieving a total return greater than that of the S&P 500 Index through investment in stocks of acquisition targets



                                   Prospectus
                               February __, 1999




                              Bankers Trust Company
                               Investment Adviser






Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      (ii)
                                TABLE OF CONTENTS



BT QUANTITATIVE EQUITY FUND OVERVIEW.........................................1

      Goal...................................................................1

      Core Strategy..........................................................1

      Principal Risks of Investing in the Fund...............................1

      Who Should Consider Investing in the Fund..............................1

      Total Returns, After Fees and Expenses.................................2

      Annual Fund Operating Expenses.........................................2

BT QUANTITATIVE EQUITY FUND IN DETAIL........................................4

      Objective..............................................................4

      Strategy...............................................................4

      Principal Investments..................................................4

      Investment Process.....................................................4

      Prior Performance of a Similar Portfolio...............................5

      Risks..................................................................8

      MANAGEMENT OF THE FUND................................................10

            Board of Trustees...............................................10

            Investment Adviser..............................................10

            Portfolio Manager...............................................10

            Administrator...................................................11

SHAREHOLDER INFORMATION.....................................................11

      Calculating the Fund's Share Price....................................11

      Dividends and Distributions...........................................12

      Tax Considerations....................................................12

      Buying And Selling Fund Shares........................................13

BT QUANTITATIVE EQUITY FUND OVERVIEW



GOAL



The Fund seeks a total return greater than that of the S&P 500 Index.



CORE STRATEGY



     To achieve its goal, the Fund follows an integrated strategy that utilizes S&P 500 Index derivatives along with the stocks of acquisition targets.



     [SIDEBAR: THE S&P 500 INDEX IS A WELL-KNOWN STOCK MARKET INDEX THAT INCLUDES COMMON STOCKS OF 500 COMPANIES FROM SEVERAL SECTORS OF THE ECONOMY REPRESENTING A SIGNIFICANT PORTION OF THE MARKET VALUE OF ALL COMMON STOCKS PUBLICLY TRADED IN THE UNITED STATES.]



PRINCIPAL RISKS OF INVESTING IN THE FUND



An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. The principal risks of the Fund are as follows:



       The stocks constituting the S&P 500 Index may decline.

       The investments chosen to replicate the performance of the S&P 500 Index may not track the returns of that index. For example:

      o     The Investment Adviser does not select the proper investments.



  The Investment Adviser does not successfully implement his investment plan.



  The instruments chosen by the Investment Adviser do not perform as expected.



       The Fund's merger arbitrage investments may not produce the intended results. For example:



             The volume of transactions in the mergers and acquisitions marketplace becomes insufficient to meet the Fund's goal.



             Acquisition transactions are renegotiated, terminated or delayed.

       WHO SHOULD CONSIDER INVESTING IN THE FUND



You should consider investing in the BT Quantitative Equity Fund if you are seeking long-term capital appreciation. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in most bond or money-market funds.



You should NOT consider investing in the BT Quantitative Equity Fund if you are pursuing a short-term financial goal, investing funds intended to provide regular income or if you are not willing to accept short term fluctuations in the value of your investment.



The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.



AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund more than in a diversified fund.



TOTAL RETURNS, AFTER FEES AND EXPENSES



The Fund first opened to investors ____________, 1999. Therefore, it does not have a full calendar year of annual operating performance to report.



ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)



This table describes the fees and expenses you may pay if you buy and hold shares of the BT Quantitative Equity Fund.




             ---------------------------------------------------------
                                                PERCENTAGE OF AVERAGE

                                                  DAILY NET ASSETS
             ---------------------------------------------------------
             ---------------------------------------------------------
             Management Fees                           0.50%
             ---------------------------------------------------------
             ---------------------------------------------------------
             Distribution and Service (12b-1)          None
             Fees
             ---------------------------------------------------------
             ---------------------------------------------------------
             Other Expenses                            0.70%*
             ---------------------------------------------------------
             ---------------------------------------------------------
             Total Fund Operating Expenses             1.20%
             ---------------------------------------------------------
             ---------------------------------------------------------
             Less:  Fee Waivers or Expenses            0.30%**
                   Reimbursement
             ---------------------------------------------------------
             ---------------------------------------------------------
             Net Expenses                              0.90%
             ---------------------------------------------------------

EXPENSE EXAMPLES


The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remain the same, and you sold your shares at the end of the period.


              1 year        3 years
               $92           $287


You may use this hypothetical example to compare the Fund's estimated expenses with other funds. The example represents an estimate of future returns or expenses. Your actual costs may be higher or lower.

BT QUANTITATIVE EQUITY FUND IN DETAIL



OBJECTIVE



The Fund seeks a total return greater than that of the S&P 500 Index.



STRATEGY



The Fund is designed to provide investors with access to a quantitatively managed portfolio that aims to provide superior investment returns relative to those that could be achieved from the general U.S. equity market as measured by the S&P 500 Index.



The Fund invests in derivative instruments or common stocks of companies in the S&P 500 Index in order to replicate as closely as possible, with respect to this portion of the assets, the total return of the S&P 500 Index. To pursue its investment objective of exceeding the S&P 500 Index, the Fund invests in the stocks of acquisition targets in publicly announced transactions. The selection of investments is based on quantitative models that are proprietary to Bankers Trust Company.



PRINCIPAL INVESTMENTS



The Fund invests in derivative instruments, such as futures contracts on the S&P 500 Index, options and equity swap contracts. The Fund also invests in shares of U.S. companies which are targets of publicly announced acquisitions.



INVESTMENT PROCESS



To match the performance of the S&P 500 Index, the Fund invests in one or more of the following: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. We may also purchase certain stocks included in the S&P 500 Index, excluding Bankers Trust Corporation. Through these investments, we maintain full or near full exposure to the broad equity market.



To achieve a total return greater than the S&P 500 Index, the Fund purchases shares of companies that are acquisition targets based on specific events that trigger a merger arbitrage opportunity. These shares are sold when the acquisition is consummated or the transaction is abandoned.



Merger arbitrage is a specialized investment approach designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations, whereby the Fund captures the difference between the price of the shares immediately after a bid for the acquisition target and the anticipated takeover payout amount.



Rather than purchasing shares of all companies which are the target of a merger or acquisition, we use a quantitative approach to selecting target companies. Our proprietary models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target.



We invest only in acquisition targets of publicly announced transactions that are generally structured with at least 50% cash consideration. Generally we use as a guideline a minimum market capitalization of $500 million, though we may purchase shares of corporations with smaller market capitalizations.



As a reserve for changes in allocation among the Fund's equity investments and to cover the Fund's open positions resulting from its investment strategy in derivative instruments, the Fund also invests its assets in money market instruments or money market funds.



PORTFOLIO TURNOVER



The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within one year. A portfolio turnover rate of 100% means that the Fund sold and purchased investments equal to the average value of the Fund for a particular time period. High turnover can increase the Fund's transaction costs, thereby lowering its returns, and may increase your tax liability. The Investment Adviser does not have a target portfolio turnover rate. The turnover will depend on the Investment Adviser's assessment of how often to trade, in light of market conditions and the Fund's objective.



PRIOR PERFORMANCE OF A SIMILAR PORTFOLIO



The information provided here presents the performance of the BT Pyramid Quantitative Merger Arbitrage Fund (the "Portfolio"), an unregistered commingled fund managed by Bankers Trust since December 31, 1989. Our decision to initiate the formation of the Portfolio was supported by the results of a back test of the investment strategy over the 1984-89 period. In managing the Fund, we will employ substantially the same investment objectives, policies and strategies that we employed in managing the Portfolio. However, in managing the Fund, we will be subject to certain rules (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders) that did not apply to the Portfolio. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of the Portfolio. Moreover, the way of calculating the performance of the Portfolio, which values its assets at the end of each month, differs from the method employed by mutual funds, which among other things value their assets on a daily basis. All of these factors may affect the performance of the Fund and cause it to differ from that of the Portfolio.



The Portfolio is available only to institutional investors, including other commingled funds we manage. Management fees and expenses incurred in the operation of the Portfolio are paid directly by its investors rather than by the Portfolio. Accordingly, the performance results for the Portfolio have been adjusted to reflect an overall expense ratio of 0.90%, which is the same as that expected to be borne by the Fund. Returns of the Portfolio are compared to the S&P 500 Index. Unlike Portfolio returns, those of the S&P 500 Index do not reflect fees and expenses. Both the returns of the Portfolio and the S&P 500 Index reflect the reinvestment of dividends and distributions.



[SIDEBAR: THE PERFORMANCE DATA REPRESENT THE PRIOR PERFORMANCE OF THE PORTFOLIO, NOT THE PRIOR PERFORMANCE OF THE FUND, AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUTURE PERFORMANCE OF THE FUND.]

-------------------------------------------------------------------------------
                              Portfolio     S&P 500 Index
Year           Period      Return with Fee     Returns         Difference
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1990        1st Quarter         -5.31%         -3.04%            -2.27%

            2nd Quarter          9.54%          6.29%             3.25%

            3rd Quarter         -9.41%        -13.79%             4.38%

            4th Quarter         12.61%          8.95%             3.66%

             YEAR END            5.82%         -3.20%             9.02%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1991        1st Quarter         12.42%         14.55%             -2.13%

            2nd Quarter          2.23%         -0.18%              2.41%

            3rd Quarter          4.53%          5.37%             -0.84%

            4th Quarter          7.62%          8.36%             -0.74%

              YEAR END          29.30%         30.56%             -1.26%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1992        1st Quarter         -2.85%         -2.53%             -0.31%

            2nd Quarter          0.62%          1.96%             -1.34%

            3rd Quarter          3.92%          3.11%              0.81%

            4th Quarter          5.73%          5.09%              0.64%

              YEAR END           7.42%          7.69%             -0.27%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1993        1st Quarter          4.22%          4.30%             -0.08%

            2nd Quarter         -0.07%          0.49%             -0.56%

            3rd Quarter          4.71%          2.51%              2.20%

            4th Quarter          1.67%          2.38%             -0.70%

              YEAR END          10.87%          9.98%              0.85%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1994        1st Quarter          0.12%         -3.81%              3.92%

            2nd Quarter         -0.40%          0.40%             -0.80%

            3rd Quarter          4.74%          4.91%             -0.17%

            4th Quarter          3.36%         -0.01%             -3.36%

              YEAR END           0.94%          1.32%             -0.38%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1995        1st Quarter         14.75%          9.71%              5.04%

            2nd Quarter          7.28%          9.54%             -2.25%

            3rd Quarter          8.11%          7.89%              0.22%

            4th Quarter          4.72%          5.96%             -1.24%

             YEAR END           39.38%         37.39%              1.99%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1996        1st Quarter          9.20%          5.44%              3.77%

            2nd Quarter          4.73%          4.51%              0.22%

            3rd Quarter          1.03%          3.06%             -2.03%

            4th Quarter          7.84%          8.37%             -0.53%

              YEAR END          24.61%         23.07%              1.54%
-------------------------------------------------------------------------------
1997        1st Quarter          1.52%          2.61%             -1.08%

            2nd Quarter         18.46%         17.43%              1.03%

            3rd Quarter          8.83%          7.52%              1.31%

            4th Quarter          3.90%          2.86%              1.04%

              YEAR END          35.98%         33.25%              2.73%
-------------------------------------------------------------------------------
1998        1st Quarter         14.98%         13.96%              1.02%

            2nd Quarter          6.14%          3.31%              2.82%

            3rd Quarter        -10.11%         -9.86%             -0.25%

            YEAR-TO-DATE         9.70%          6.13%              3.57%
              THROUGH
              9/30/98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Average Annual
Return for the periods
ending December 31, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 year                            %               %                    %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 years                           %               %                    %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 years                           %               %                    %
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Since                             %               %                    %
inception
December
31, 1989
-------------------------------------------------------------------------------

In the 93 rolling 12-month periods ending September 30, 1998 the Portfolio, net of a 0.90% expense ratio, had a positive total return in 92 of the 93 periods and out-performed the S&P 500 Index in 62 of the 93 periods (68% of the time).

     The table below illustrates performance statistics of the Portfolio, net of a 0.90% expense ratio, relative to the S&P 500 Index. The statistics are based on the 93 rolling 12-month periods ending September 30, 1998.


------------------------------------------------------------------------
 Amount by which return of Portfolio   Number of Periods   Percent of
   exceeded return of S&P 500 Index                       Total Periods


------------------------------------------------------------------------
------------------------------------------------------------------------
                1.00%                          44              48%
------------------------------------------------------------------------
------------------------------------------------------------------------
                0.50%                          53              58%
------------------------------------------------------------------------
------------------------------------------------------------------------
                0.25%                          57              63%
------------------------------------------------------------------------


RISKS



Below we set forth some of the prominent risks associated with investing in the Fund, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.



PRIMARY RISKS



MARKET RISK



A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectation. The market value of a security may move up and down, sometimes rapidly and unpredictably, resulting in a security's failure to meet expectations. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Because part of the Fund's strategy is to produce returns that closely track those of the S&P 500 Index, we expect the value of the Fund's shares to rise and fall with the broad equity market. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.



EXPOSURE RISK



Certain investment techniques increase a fund's exposure to a security, index or its investment portfolio. Exposure is the fund's maximum potential gain or loss from an investment. Certain investments to pursue the S&P 500 Index returns (such as options and futures) may have the effect of magnifying declines as well as increases in a fund's net asset value.



RISKS OF DERIVATIVE INSTRUMENTS



The use of these instruments to pursue the S&P 500 Index returns requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Gains or losses from positions in a derivative instrument may be much greater than the derivative's original cost.



REGULATORY RISK



Positions in futures and options on futures will be entered into only to the extent they constitute permissible positions for a fund not regulated as a commodity pool, according to applicable rules of the Commodity Futures Trading Commission. At times, the Fund may be constrained in its ability to use futures, options on futures or other derivatives by an unanticipated inability to close positions when it would be most advantageous to do so. These regulatory constraints may have an adverse effect on fund management or performance.



MERGER ARBITRAGE RISK



Inherent in our strategy is reliance on sufficient volume of activity within the mergers and acquisitions marketplace. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or experience delays due to, for example, disagreements among the parties, lack of financing, failure to secure regulatory approvals, fluctuations in the market or third party action. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated. The length of time that the Fund's assets must be committed to any given transaction will affect the rate of return realized by the Fund.



NON-DIVERSIFICATION RISK



The Fund is a non-diversified investment company. The Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers than diversified funds, providing a greater possibility that the performance of a single issuer could impact the overall value of the Fund more than in a diversified fund.



SECONDARY RISKS



YEAR 2000 RISK



As with most businesses, the Fund faces the risk that the computer systems of its investment adviser and other companies on which it relies or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. We are working both internally and with our business partners and service providers to address this problem. If we or our business partners, service providers, government agencies or other market participants do not succeed, it could materially affect shareholder services or the value of the Fund shares.



TEMPORARY DEFENSIVE POSITION



We may from time to time adopt a temporary defensive position in response to extraordinary political, economic or stock-market events. We could place up to 100% of the Fund's assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its investment goal.



MANAGEMENT OF THE FUND



BOARD OF TRUSTEES



The Fund's shareholders, voting in proportion to the amount of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.



INVESTMENT ADVISER



Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust will receive a fee of 0.50% of the Fund's average daily net assets for its services in the current fiscal year. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions.



As of September 30, 1998, Bankers Trust was the seventh largest bank holding company in the United States with total assets of approximately $150 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries.



Bankers Trust's officers bring wide experience to managing the Fund. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $350 billion. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.



PORTFOLIO MANAGER



SIDNEY F. HOOTS, Managing Director of Bankers Trust and Lead Manager of the Fund.



       Joined Bankers Trust in 1983 and the Portfolio in 1989

       Head of Bankers Trust's Quantitative Domestic Equity Research Group

       15 years of investment experience

       Bachelor's degree from Duke University, MBA from University of Chicago

ADMINISTRATOR



Bankers Trust provides the administrative functions--such as portfolio accounting, legal services and others--for the Fund. Bankers Trust, or your broker or financial advisor, performs the administrative functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:



 keeping accurate, up-to-date records for your individual Fund account;



 implementing any changes you wish to make in your account information;



 processing your requests for cash dividends and distributions from the Fund;



 answering your questions on the Fund's investment performance or administration;



 sending proxy reports and updated prospectus information to you; and



 collecting your executed proxies and forwarding them to the Fund's trustees.



Brokers and financial advisors may charge additional fees only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust reporting.



SHAREHOLDER INFORMATION



CALCULATING THE FUND'S SHARE PRICE



We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual-fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business.



     [SIDEBAR: THE NEW YORK STOCK EXCHANGE IS OPEN EVERY WEEK MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY (THE THIRD MONDAY IN JANUARY), PRESIDENTS' DAY (THE THIRD MONDAY IN FEBRUARY), GOOD FRIDAY, MEMORIAL DAY (THE LAST MONDAY IN MAY), JULY 4TH, LABOR DAY (THE FIRST MONDAY IN SEPTEMBER), THANKSGIVING DAY (THE FOURTH THURSDAY IN NOVEMBER) AND CHRISTMAS DAY.]



The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange re-opens.)



We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.



DIVIDENDS AND DISTRIBUTIONS



If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to shareholders substantially all of that taxable income or capital gains on an annual basis. You may elect to receive your distributions in cash or to reinvest them in additional shares of the Fund.



TAX CONSIDERATIONS



The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings are paid by you and other shareholders. Your taxes will vary from year to year based on the amount of capital gains distributions and dividends paid out by the Fund. You owe taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



TRANSACTION                         TAX STATUS



Income dividends                    Ordinary income



             Short-term capital gains distributions Ordinary income



              Long-term capital gains distributions Capital gains



Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss:



TRANSACTION                               TAX STATUS



Your sale of  shares owned more than one year   Capital gains or losses



Your sale of shares owned for one year or less Gains are treated as ordinary income; losses are subject to special rules



The tax considerations for tax deferred accounts or non-taxable entities will be different.



Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.



BUYING AND SELLING FUND SHARES



You can purchase or redeem shares in the Fund by mail, phone, wire or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call Bankers Trust directly at 1-800-730-1313.



We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of securities actually held by the Fund, rather than in cash.



ACCOUNT MINIMUMS



The Fund requires a minimum investment of $2,500 to open most accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.



THE FUND'S SHAREHOLDER GUIDE AND STATEMENT OF ADDITIONAL INFORMATION BOTH CONTAIN COMPLETE INFORMATION ON BUYING AND SELLING FUND SHARES AND MAINTAINING A FUND ACCOUNT. IF YOU HAVE NOT ALREADY RECEIVED A COPY OF THE SHAREHOLDER GUIDE OR WISH TO OBTAIN A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL THE BT SERVICE CENTER AT 1-800-730-1313.

[BACK COVER]



You can find more detailed information about the Fund in the current Statement of Additional Information, dated [DATE], which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information or if you have questions about investing in the Fund, write to us at:

                                       BT SERVICE CENTER

                                       P.O. BOX 419210

                                       KANSAS CITY, MO 64141-6210

or call our toll-free number:          1-800-730-1313



You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.



You can find information about buying and selling shares in the Fund in the Shareholder Guide. If you have not already received a copy of the Shareholder Guide, call the BT Service Center to obtain one free of charge.



BT QUANTITATIVE EQUITY FUND

BT Investment Funds





[BT Investment Fund's Investment Company Act file number]






                                [GRAPHIC OMITTED]





                  Subject to Completion Dated December __, 1998



                       STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY __, 1999

BT INVESTMENT FUNDS

    BT QUANTITATIVE EQUITY FUND

BT Investment Funds (the "Trust") is an open-end management investment company comprised of several funds. The BT Quantitative Equity Fund (the "Fund") is a separate series of the Trust and offers one class of shares ("Shares").

     The Fund seeks to provide a total return greater than that of the Standard & Poor's Stock Price Index of 500 Common Stocks (the "S&P 500 Index" or the "Index").

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Fund's Adviser, and to clients and customers of other organizations.

The Fund's Prospectus dated February __, 1999 provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Fund's Prospectus. You may request a copy of a Prospectus or an additional copy of this SAI free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.




















                              BANKERS TRUST COMPANY

                      INVESTMENT ADVISER AND ADMINISTRATOR

                             ICC DISTRIBUTORS, INC.

                                   DISTRIBUTOR

P.O. BOX 7558                 PORTLAND, MAINE 04101             1-800-368-4031

                                TABLE OF CONTENTS

                                                                          PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................1

PERFORMANCE INFORMATION.....................................................12

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES..........................14

MANAGEMENT OF THE TRUST AND THE FUND........................................18

ORGANIZATION OF THE TRUST...................................................23

TAXATION....................................................................24

APPENDIX....................................................................27

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS



                              INVESTMENT OBJECTIVE



The Fund seeks a total return greater than that of the S&P 500 Index to achieve its goal. The Fund follows an integrated strategy that utilizes S&P 500 Index derivatives along with the stocks of acquisition targets. There can, of course, be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES



S&P 500 INDEX STRATEGY. To match the performance of the S&P 500 Index, the Fund invests in one or more of the following instruments: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices, and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. The Fund may also purchase a basket of stocks representing companies included in the S&P 500 Index, excluding Bankers Trust Corporation. Under normal circumstances, the Fund expects to expose between 85% and 95% of the net assets of the Fund to the S&P 500 Index through investment in these instruments or the underlying stocks of the S&P 500 Index.



When the Fund has cash from new investments in the Fund or holds a portion of its assets in money market instruments, it may enter into the above instruments to maintain full or near full exposure to the broad equity market. Strategies the Fund could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions otherwise, it may use stock index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.



Bankers Trust will choose among the above instruments based on its judgment of how best to meet the Fund's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Fund's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Fund's futures and options positions are not well correlated with those of its other investments, the Fund could be hindered in the pursuit of its objective and could suffer losses. The Fund could also be exposed to risks if it can not close out its futures or options positions because of an illiquid secondary market.



The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several sectors of the economy representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 Index is determined by Standard & Poor's Corporation ("S&P") and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.



The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.



S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.



The table below shows the performance of the S&P 500 Index for the ten years from 1993 through 1998. Stock prices fluctuated widely during the period but were higher at the end than at the beginning. The results shown should not be considered as a representation of the income or capital gain or loss which may be generated by the S&P 500 Index in the future. Nor should this be considered as a representation of the past or future performance of the Fund.

----------------------------------------------------------------
S&P 500 INDEX*
----------------------------------------------------------------
                    YEAR END        PRICE        DIVIDEND        TOTAL
           YEAR   INDEX VALUE    CHANGES IN    REINVESTMENT     RETURN
                                  INDEX FOR
                                    YEAR
---------------------------------------------------------------------------
1998             [      ]       [      ]      [      ]       [      ]
1997             [      ]       [      ]      [      ]       [      ]
1996             [      ]       [      ]      [      ]       [      ]
1995             [      ]       [      ]      [      ]       [      ]
1994             [      ]       [      ]      [      ]       [      ]
1993             466.45           7.06%         3.00%         10.06%
1992             435.69           4.46%         3.15%          7.61%
1991             417.09          26.31%         4.16%         30.47%
1990             330.22          -6.56%         3.46%         -3.10%
1989             353.40          27.25%         4.44%         31.69%
1988             277.72          12.40%         4.21%         16.61%
---------------------------------------------------------------------------

     Source: Standard & Poor's Corporation. Total returns for the S&P 500 Index include the change in price of S&P 500 Index stocks and assume reinvestment of all dividends paid by S&P 500 Index stocks.

The ability of the Fund to meet its investment objective depends to some extent on the cash flow experienced by the Fund, since investments and redemptions by shareholders will generally require the Fund to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Fund to the S&P 500 Index. You should also be aware the S&P 500 Index is a model portfolio, the performance of which does not take into account brokerage commissions and other costs of investing, unlike the Fund which must bear these costs. Finally, since with respect to this element of the Fund's strategy the Fund seeks to track the S&P 500 Index, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.



MERGER ARBITRAGE STRATEGY. To achieve a total return greater than the S&P 500 Index, the Fund invests in the equity securities of acquisition targets of publicly announced transactions that are generally structured with at least 50% cash consideration.



The Fund purchases shares of acquisition targets based on specific events that trigger a merger arbitrage opportunity and these shares are sold when the acquisition is consummated or the transaction is abandoned. Merger arbitrage is a specialized investment approach generally designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. Through this investment strategy the Fund seeks to capture the differential between the post bona fide bid stock price of the shares of the acquisition target and the anticipated takeover payout.



Our proprietary quantitative models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target following the public announcement of the acquisition. Our research confirms that different types of bidders (E.G. friendly, hostile, management) lead to different outcomes in merger and acquisition contests and supports the practice of varying the level of our investment in an acquisition target based on the type of bidder.



The Fund imposes limits on the amount of its net assets that are invested in any one security: 5% in any one management buyout transaction, 17% in any one hostile takeover; 12% in any one friendly transaction. Generally, a minimum market capitalization of $500 million is used as a guideline, though the Fund may purchase shares of corporations with smaller market capitalizations.



As a reserve for changes in allocation in the Fund's equity investments and to cover the Fund's open positions resulting from its investments in derivative instruments, the Fund also invests its assets in money market instruments or money market funds.



EQUITY INVESTMENTS. The Fund invests in common stocks and other securities with equity characteristics. The Fund invests only in securities listed on foreign or domestic securities exchanges of corporations included in the S&P 500 Index and the Russell 1000 Index stocks, excluding Bankers Trust New York Corporation.



FOREIGN SECURITIES. The Fund may purchase common stocks of foreign corporations. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.



STANDARD & POOR'S DEPOSITORY RECEIPTS. SPDRs represent an ownership interest in a unit investment trust ("UIT") which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs may be obtained from the UIT or purchased in the secondary market as SPDRs listed on the American Stock Exchange. The price of SPDRs is based on the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.



SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies (including SPDRs) to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.



     The Fund will not invest in excess of 10% of its total assets in the aggregate in SPDRs or in excess of 5% of its total assets in SPDRs issued by a single unit investment trust.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.



EQUITY SWAPS. Swaps are privately negotiated, off-exchange two-party contracts to exchange or swap returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, at specified dates in the future. The Fund will invest in equity swap contracts, whereby the counterparty agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction.



Whether the Fund's use of equity swap contracts will be successful in achieving its investment objective depends on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.



There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Fund will not use equity swap contracts for leverage.



The Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty or its guarantor is rated at least A by Moody's Investor Services ("Moody's") or Standard and Poors ("S&P"). In addition, the staff of the Securities and Exchange Commission (the "SEC") considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets.



REPURCHASE AGREEMENTS. In a repurchase agreement the Fund buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.



ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.



The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.



The Adviser will monitor the liquidity of Rule 144A securities in the Fund's holdings under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.



INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS.



INDEX FUTURES CONTRACTS. The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of the Index or other equity indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.



At the same time a futures contract relating to the Index or other equity indices is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.



Futures contracts by their terms call for the actual delivery or acquisition of an underlying instrument or, in the case of index futures, for cash settlement. In most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position on a commodities exchange in the same futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.



The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general trends by the Adviser may still not result in a successful transaction.



In addition, futures contracts entail risks. If the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
The Fund may have to sell securities at a time when it may be disadvantageous to do so.



OPTIONS ON INDEX FUTURES CONTRACTS. The Fund may purchase and write options on futures contracts with respect to the Index or other equity indices. The purchase of a call option on an Index futures contract is similar in some respects to the purchase of a call option on such an index. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.



The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.



The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.



The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.



OPTIONS ON SECURITIES. The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.



When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.



A put option sold by the Fund is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.



The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.



When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.



The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.



The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.



The Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below.



The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.



The Fund may only engage in exchange-traded options transactions.



OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and write (sell) call and put options on the Index and other securities indices in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."



Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.



Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.



Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.



OVER-THE-COUNTER OPTIONS. The Fund may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Options Clearing Corporation ("OCC"), assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.



Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only be exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.



ASSET COVERAGE. The Fund will cover its transactions in futures and related options, as well as in when-issued and delayed delivery, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating liquid assets with the Fund's custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.



SHORT-TERM INSTRUMENTS. As a reserve for merger arbitrage opportunities and to cover the Fund's open positions resulting from its investment in derivative instruments, the Fund will invest in short-term instruments. In addition, when advisable to adopt a temporary defensive position in response to extraordinary political, economic or stock-market events, the Fund may invest up to 100% of the Fund's assets in such short-term instruments. Short-term instruments consist of foreign or domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Rating Group ("S&P") or Aa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent if providing a guarantee, must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.



CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.



COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.



For a description of commercial paper ratings see Appendix.



     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations issued by the U.S. Treasury or in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow money from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.



LENDING OF FUND SECURITIES. The Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. These loans must be secured continuously by cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities on loans plus accrued income. The Fund will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.



FOREIGN SECURITIES. Although the Fund intends to invest primarily in securities of U.S. companies, the Fund may hold securities of non-U.S. issuers and investors should realize that the value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.



Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Fund is authorized to enter into certain foreign currency exchange transactions.



In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.



RATING SERVICES. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust (the "Board of Trustees"). After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings is included in the Appendix to this SAI.



                             INVESTMENT RESTRICTIONS



FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Whenever the Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Fund meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust (the "Trustees") in the same proportion as the Fund's shareholders who do, in fact, vote.



As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):



      (1)borrow money (including through reverse repurchase agreements or dollar roll transactions), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its total assets. The Fund may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;



      (2)underwrite securities issued by other persons except insofar as the Fund (Trust) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;



      (3)make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;



      (4)purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund (Trust) may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);



       (5) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;



ADDITIONAL RESTRICTIONS. The following are non-fundamental policies. In order to comply with certain statutes and policies, the Trust, on behalf of the Fund, will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):



      (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;



      (ii) sell securities it does not own (short sales) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not intend to engage in short selling);



      (iii) invest for the purpose of exercising control or management of another company;



      (iv) purchase securities issued by any investment company (except when such purchase, though not made in the open market, is part of a plan of merger or consolidation); if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in the securities of such issuers;
            (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;



      (v) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees to be liquid);



     (vi) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and
          (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and



      (vii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon, other than options on stocks, held at any time do not exceed 5% of the Fund's net assets.



There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment, or any other later change.




                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS




The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.



The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.



The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.



Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of Bankers Trust as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.



Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Fund's assets, as well as the assets of other clients.



Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.



Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.



In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.




                             PERFORMANCE INFORMATION




                        STANDARD PERFORMANCE INFORMATION



From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective shareholders. These performance figures are calculated in the following manner:



      TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.



      PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.



Performance information may include the Fund's investment results and/or comparisons of its investment results to the S&P 500 Index., or various other unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth herein. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.



The Trust may provide period and average annualized "total return" quotations for the Shares. The Shares' "total return" refers to the change in the value of an investment in the Shares over a stated period based on any change in net asset value per Share and including the value of any Shares purchased with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.



Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Shares' expenses. In addition, during certain periods for which total return may be provided, Bankers Trust, as Adviser, Shareholder Service Agent or Administrator, or ICC Distributors, may have voluntarily agreed to waive portions of their fees on a month-to-month basis. Such waivers will have the effect of increasing Shares' net income (and therefore its total return) during the period such waivers are in effect.



                         COMPARISON OF FUND PERFORMANCE



Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.



In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women.



                         ECONOMIC AND MARKET INFORMATION



Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.





               VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES




VALUATION OF SECURITIES



The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (I.E., the value of its investment and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Board of Trustees believes accurately reflects fair value.



Under procedures adopted by the Board of Trustees, a NAV for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.



Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market value.



Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.



The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:



            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.



To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.



PURCHASE OF SHARES



The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents).



Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.



Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.



The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.



Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.



If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.



The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.



MINIMUM INVESTMENTS



TO OPEN AN ACCOUNT            $2,500



TO ADD TO AN ACCOUNT            $250



MINIMUM ACCOUNT BALANCE       $1,000



The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums.



IF YOU ARE NEW TO BT INVESTMENT FUNDS, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-368-4031.



      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210



Overnight mailings:



      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716



IF YOU HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:



       Mail an account application with a check,



       Wire money into your account,



       Open an account by exchanging from another fund in the BT Family of Funds, or



       Contact your Service Agent or Investment Professional.



       ADDITIONAL INFORMATION ABOUT BUYING SHARES

           TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT
BY WIRE    Call the BT Service Center at     Call your Investment Professional
           1-800-730-1313 to receive wire    or wire additional investment to:
           instructions for account
           establishment.

                                              ROUTING NO.:  [              ]
                                              ATTN:  Bankers Trust/IFTC Deposit
                                              DA NO.:  00-226-296
                                              FBO:  (Account name)

                                                       (Account Number)

                                            CREDIT:  BT Quantitative Equity Fund
BY PHONE   Contact your Service Agent,          Contact your Service Agent,
           Investment Professional, or call     Investment Professional, or call
           BT's Service Center at               BT's Service Center at
           1-800-730-1313.  If you are an       1-800-730-1313.  If you are an
           existing Shareholder, you may        existing Shareholder, you may
           exchange from another BT account     exchange from another BT account
           with the same registration,          with the same registration,
           including name, address, and         including name, address, and
           taxpayer ID number.                  taxpayer ID number.

BY MAIL Complete and sign the account Make your check payable to the application. Make your check complete name of the Fund of your payable to the complete name of the choice. Indicate your Fund account Fund of your choice. Mail to the number on your check and mail to appropriate address indicated on the the address printed on your account application. statement.




REDEMPTION OF SHARES



You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.



Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.



Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below $1,000.



TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.



TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.



CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:



o     Your account registration has changed within the last 30 days,



o The check is being mailed to a different address than the one on your account (record address),



o     The check is being made payable to someone other than the account owner,



o The redemption proceeds are being transferred to a BT account with a different registration, or



o You wish to have redemption proceeds wired to a non-predesignated bank account.



A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.



You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.



ADDITIONAL INFORMATION ABOUT SELLING SHARES



     BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.



IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:



      BT Service Center
      P.O. Box 419210
      Kansas City, MO 64141-6210



Overnight mailings:



      BT Service Center
      210 West 10th Street, 8th Floor
      Kansas City, MO 64105-1716



For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.



For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.



Unless otherwise instructed, the Transfer Agent will send a check to the account address of record.



EXCHANGE PRIVILEGE



Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:



o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.



o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).



o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.



o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.



o The Fund reserves the right to terminate or modify the exchange privilege in the future.



REDEMPTIONS AND PURCHASES IN KIND



The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.



The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for further tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.



                          TRADING IN FOREIGN SECURITIES



Trading in foreign cities may be completed at times which vary from the closing of NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.



Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.





                      MANAGEMENT OF THE TRUST AND THE FUND




The affairs of the Trust and the Fund are managed under the supervision of the Board of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust, the Trust does not require employees other than its executive officers. [None of the executive officers of the Trust devotes full time to the affairs of the Trust or the Fund.]



The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Trust and the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Funds' performance.



The Trustees and officers of the Trust, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is P.O. Box 7558, Portland, Maine 04101.




                                    TRUSTEES




S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.



     KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.



PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.




                              OFFICERS OF THE TRUST




     RONALD M. PETNUCH (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President, Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors, Inc. ("FI").



     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.



JAY S. NEUMAN (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.



No person who is an officer or director of Bankers Trust is an officer or Trustee of a Trust. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust.

                         TRUSTEE COMPENSATION TABLE
                                    AGGREGATE                 TOTAL
                                  COMPENSATION            COMPENSATION
       NAME OF PERSON,               FROM BT                FROM FUND
           POSITION             INVESTMENT FUNDS*           COMPLEX**
------------------------------------------------------------------------------
S. Leland Dill,
Trustee                        $[         ]          $[         ]
Kelvin J. Lancaster,
Trustee                        $[         ]          $[         ]
Philip Saunders, Jr.,
Trustee                        $[         ]          $[         ]
------------------------------------------------------------------------------

* The aggregate compensation is provided for the BT Investment Funds which is comprised of [16] funds. Information is furnished for the fiscal year ended December 31, 1998



** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Funds, Cash Management Fund, Treasury Money Fund, Tax Free Money Fund, NY Tax Free Money Fund, International Equity Fund, Utility Fund, Short Intermediate US Government Securities Fund, Intermediate Tax Free Fund, Asset Management Fund, Equity 500 Index Fund, and Capital Appreciation Fund. The compensation is provided for the calendar year ended December 31, 1998



As of December 31, 1998, the Trustees and Officers of the Trust owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).



                              OFFICERS OF THE FUND



     The officers of the Fund, their birthdate and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the address of each officer is P.O. Box 7558, Portland, Maine 04101. [PLEASE PROVIDE DESCRIPTIONS]



RONALD M. PETNUCH -- President, Chief Executive Officer and Treasurer.



CHARLES L. DAVIS, JR. -- Vice President and Assistant Treasurer.



JOSEPH A. FINELLI -- Assistant Treasurer.



JAY S. NEUMAN -- Secretary.



DANIEL O. HIRSCH -- Secretary.



C. TODD GIBSON -- Assistant Secretary.



TIMOTHY S. JOHNSON -- Assistant Secretary.



AMY M. OLMERT -- Assistant Secretary.




                               INVESTMENT ADVISER




Bankers Trust Company, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $350 billion in assets under management globally.



Under the terms of the Fund's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees. Bankers Trust will: (i) act in strict conformity with the Fund's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended;
(ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; and
(iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund.



All orders for investment transactions on behalf of the Fund are placed by Bankers Trust with broker-dealer and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Fund only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents and customers of Bankers Trust.



Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust and the Fund bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees or officers of the Trust who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.



Under the Advisory Agreement, Bankers Trust receives a fee from the Fund, computed daily and paid monthly based on a percentage of the average daily net assets of the Fund. Under certain circumstances, Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund Shares, and in connection therewith provide administrative, shareholder or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.



Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.




                                  ADMINISTRATOR




Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at Bankers Trust's expense.



Under the Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees reasonably deem necessary for the proper administration of the Trust or the Fund. Bankers Trust will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.



Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trusts and the Fund as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.




                                   DISTRIBUTOR




ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.




                                  SERVICE AGENT




All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the "Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.




                          CUSTODIAN AND TRANSFER AGENT




     Bankers Trust, 130 Liberty Avenue (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Fund pursuant to the administration and services agreements. As Custodian, it holds the Fund's assets. Bankers Trust also serves as transfer agent of the Trust and of the Fund pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.




                                   USE OF NAME




Each Trust and Bankers Trust have agreed that the Trust may use "BT" as part of their names for so long as Bankers Trust serves as investment adviser to the Fund. The Trust have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.



The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, their shareholders or activities.




                           BANKING REGULATORY MATTERS




Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the Advisory Agreements and other activities for the Trust and the Fund described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts and the Fund. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.




                       COUNSEL AND INDEPENDENT ACCOUNTANTS




Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Fund. PricewaterhouseCoopers, LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust and the Fund.




                            ORGANIZATION OF THE TRUST




The Trust was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. Trustees of the Trust established and designated one class of shares of beneficial interest of the Fund. The Trust reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of shares of the Fund. No series of shares will have any preference over any other series.



When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.



The shares of the series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.



Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.



The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.



Whenever the Trust is requested to vote on matters pertaining to the Fund, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the Fund and, at the meeting of the investors in the Fund, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Fund meeting, other investors with a greater pro rata ownership of the Fund could have effective voting control of the operations of the Fund.




                                    TAXATION




                              TAXATION OF THE FUND



The Trust intends to qualify annually and to elect the Fund to be treated as a regulated investment company under the Code.



To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.



As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement



Each Fund shareholder will also receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from Federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.



FOREIGN SECURITIES. Income from investments in foreign securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.



If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by its shareholders. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the Fund's shareholders, and the Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.



The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S. source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.




                                  DISTRIBUTIONS




Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Taxpayer Relief Act of 1997 created additional categories of capital gains taxable at different rates. The categories of gain and related rates will be passed through to shareholders in capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions.




                                 SALE OF SHARES




Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.




                            FOREIGN WITHHOLDING TAXES




Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.




                               BACKUP WITHHOLDING




The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.




                              FOREIGN SHAREHOLDERS




The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.




                                 OTHER TAXATION




The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as regulated investment companies under Subchapter M of the Code.



Fund shareholders may be subject to state and local taxes on the Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                    APPENDIX



S&P'S COMMERCIAL PAPER RATINGS:



A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.



MOODY'S COMMERCIAL PAPER RATINGS:



Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



FITCH INVESTORS SERVICE AND DUFF & PHELPS COMMERCIAL PAPER RATINGS



Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.



Commercial paper issued rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors and good access to capital markets.

                INVESTMENT ADVISER OF THE FUND AND ADMINISTRATOR

                              BANKERS TRUST COMPANY





                                   DISTRIBUTOR

                             ICC DISTRIBUTORS, INC.







                          CUSTODIAN AND TRANSFER AGENT

                              BANKERS TRUST COMPANY







                             INDEPENDENT ACCOUNTANTS

                           PRICEWATERHOUSECOOPERS, LLP







                                     COUNSEL

                            WILLKIE FARR & GALLAGHER




                               -------------------







No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.



                              --------------------

Cusip#



PART C        OTHER INFORMATION

ITEM 23.

      (a) (i) Conformed Copy of Declaration of Trust of the Trust; 9 (ii) Supplement to Declaration of Trust; 9 (iii) Second Supplement to Declaration of Trust; 9
      (b)     Copy of By-Laws of the Trust; 9
      (c) Copy of Specimen stock certificates for shares of beneficial interest of the Trust; 1
      (d)     Not applicable.
      (e)     Conformed Copy of Distributor's Contract; 17
      (f)     Not applicable.
      (g) Conformed Copy of Custodian Agreement between the Registrant and Bankers Trust Company; 12
              (i) Conformed Copy of Amendment #2 to Exhibit A of the Custodian
                  Agreement; 14
              (ii)Conformed copy of Cash Services Addendum to Custodian
                  Agreement; 16
      (h)     (i) Administration and Services Agreement; 6
              (ii)  Schedule of Fees under Administration and Services
                    Agreement; 7
              (iii) Exhibit D to the Administration and Services
                    Agreement; 17
              (iv)  Conformed Copy of Agreement to Provide Shareholder
                    Services
                    for BT PreservationPlus Income Fund; 17
              (v) Conformed Copy of Shareholder Services Plan with respect to BT PreservationPlus Income Fund; 17
      (i)     Not applicable.
      (j)     Not applicable.
-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to the Registrant's registration statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on October 24, 1986.

6. Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.

7. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.

9. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.

12. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.

14. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.

16. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.

17. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.

      (k)     Not applicable.
      (l)     Not applicable.
      (m)     Not Applicable.
      (n)     Not applicable.
      (o)     Not applicable.
      (p)     Conformed Copy of Power of Attorney; 13

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

         Not applicable.


ITEM 25.   INDEMNIFICATION; 11





11. Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

13. Incorporated by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement as filed with the Commission on September 10, 1997.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman Emeritus of Amherst College; and Chairman of the Colonial Williamsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust Corporation; Beneficial owner, General Partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; and Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

     William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

     David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group plc.


Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

     N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emeritus, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 27.    PRINCIPAL UNDERWRITERS:

      (a)ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, and BT Investment Funds.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices      Positions and Offices
 BUSINESS ADDRESS                WITH DISTRIBUTOR             WITH REGISTRANT

John Y. Keffer                ......President
Two Portland Square
Portland, ME 04101

Sara M. Morris                ......Treasurer
Two Portland Square
Portland, ME 04101

David I. Goldstein            ......Secretary
Two Portland Square
Portland, ME 04101

Benjamin L. Niles             ......Vice President
Two Portland Square
Portland, ME 04101

Margaret J. Fenderson         ......Assistant Treasurer
Two Portland Square
Portland, ME 04101

Dana L. Lukens                ......Assistant Secretary
Two Portland Square
Portland, ME 04101

Nanette K. Chern              ......Chief Compliance Officer
Two Portland Square
Portland, ME 04101

 (c)  None


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

BT INVESTMENT FUNDS:          5800 Corporate Drive
(Registrant)                  Pittsburgh, PA 15237-7010

BANKERS TRUST COMPANY:        130 Liberty Street
(Investment Adviser,          New York, NY 10006
Administrator,
Custodian  and Transfer Agent)

ICC Distributors, Inc.        Two Portland Square
(Distributor)                 Portland, Maine 04101

ITEM 29.    MANAGEMENT SERVICES:

            Not applicable.

ITEM 30.    UNDERTAKINGS:

The Registrant undertakes to comply with Section 16c of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BT INVESTMENT FUNDS, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on the 14th day of December, 1998.

                               BT INVESTMENT FUNDS

                              By:  /s/ Jay S. Neuman
                              Jay S. Neuman, Secretary
                              December 14, 1998

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                          TITLE                   DATE

By:   /s/ Jay S. Neuman       Attorney in Fact        December 14, 1998
      Jay S. Neuman           For the Persons
      SECRETARY               Listed Below

/s/ RONALD M. PETNUCH*        President and Treasurer
Ronald M. Petnuch             (Chief Executive Officer,
                              Principal Financial and
                              Accounting Officer)

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ KELVIN J. LANCASTER*      Trustee
Kelvin J. Lancaster

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.



*By Power of Attorney